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                                                                   Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Numatics, Incorporated (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert
P. Robeson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002:

     (1) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.ss. 78m or 78o(d)); and

     (2) that the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                               /s/ Robert P. Robeson
                                        ---------------------------------------
                                        Robert P. Robeson
                                        Chief Financial Officer

                                        August 14, 2002